Exhibit 99.1

Plains All American Pipeline, L.P. and Plains GP Holdings Report Third-Quarter 2019 Results

(Houston — November 5, 2019) Plains All American Pipeline, L.P. (NYSE: PAA) and Plains GP Holdings (NYSE: PAGP) today reported third-quarter 2019 results.

Highlights:

•	3Q19: Delivered financial and operating results ahead of expectations
•	Full-year 2019: Increased guidance for 2019 Adjusted EBITDA and reduced guidance for 2019 capital expenditures
•	Executing accretive projects in a capital-efficient manner
•	Optimizing our existing systems and aligning with strategic partners throughout the industry value chain

“We reported solid third-quarter results and increased Adjusted EBITDA guidance for the full year,” stated Willie Chiang, Chief Executive Officer of Plains All American Pipeline. “We ended the quarter with solid leverage metrics, more than $3 billion of committed liquidity and substantial distribution coverage. We remain focused on allocating capital in a disciplined manner. In the near-term we are positioned to grow our fee-based business in 2020 and complete multiple previously announced, highly contracted and capital efficient projects from late 2020 through 2021, which provide strong visibility for fee-based growth. Looking forward, we expect meaningful reductions in our growth capital program in 2021 and beyond as we prioritize further lowering our leverage and returning capital to investors.”

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

Plains All American Pipeline, L.P.

Summary Financial Information (unaudited)

(in millions, except per unit data)

	Three Months Ended September 30,		%	Nine Months Ended September 30,		%
GAAP Results	2019	2018	Change	2019	2018	Change
Net income attributable to PAA	$449	$710	(37)%	$1,865	$1,099	70%
Diluted net income per common unit	$0.55	$0.87	(37)%	$2.28	$1.30	75%
Diluted weighted average common units outstanding (1)	800	799	—%	800	728	10%
Distribution per common unit declared for the period	$0.36	$0.30	20%

(1)	For the three and nine months ended September 30, 2019 and the three months ended September 30, 2018, includes all potentially dilutive securities outstanding (our Series A preferred units and equity-indexed compensation awards) during the period. Our Series A preferred units were not dilutive for the nine months ended September 30, 2018. See the “Computation of Basic and Diluted Net Income Per Common Unit” table attached hereto for additional information.

	Three Months Ended September 30,		%	Nine Months Ended September 30,		%
Non-GAAP Results (1)	2019	2018	Change	2019	2018	Change
Adjusted net income attributable to PAA (2)	$430	$363	18%	$1,546	$916	69%
Diluted adjusted net income per common unit (2)	$0.52	$0.43	21%	$1.88	$1.05	79%
Adjusted EBITDA	$731	$636	15%	$2,377	$1,735	37%
Implied DCF per common unit	$0.64	$0.55	16%	$2.27	$1.52	49%

(1)	See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the tables attached hereto for information regarding certain selected items that PAA believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures (such as Adjusted EBITDA and Implied DCF) and their reconciliation to the most directly comparable measures as reported in accordance with GAAP.

(2)	During the fourth quarter of 2018, we began classifying net gains and losses on asset sales and asset impairments as a selected item impacting comparability in the calculation of adjusted net income. Prior period amounts have been recast to reflect this change. See the “Selected Items Impacting Comparability” table attached hereto for additional information.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

Segment Adjusted EBITDA for the third quarter and first nine months of 2019 and 2018 is presented below:

Summary of Selected Financial Data by Segment (unaudited)

(in millions)

	Segment Adjusted EBITDA
	Transportation	Facilities	Supply and Logistics
Three Months Ended September 30, 2019	$462	$173	$92
Three Months Ended September 30, 2018	$388	$173	$75
Percentage change in Segment Adjusted EBITDA versus 2018 period	19%	—%	23%
Percentage change in Segment Adjusted EBITDA versus 2018 period further adjusted for impact of divested assets	27%	N/A	N/A

	Segment Adjusted EBITDA
	Transportation	Facilities	Supply and Logistics
Nine Months Ended September 30, 2019	$1,271	$529	$571
Nine Months Ended September 30, 2018	$1,083	$530	$120
Percentage change in Segment Adjusted EBITDA versus 2018 period	17%	—%	**
Percentage change in Segment Adjusted EBITDA versus 2018 period further adjusted for impact of divested assets	25%	—%	N/A

** Indicates that variance as a percentage is not meaningful.

Third-quarter 2019 Transportation Segment Adjusted EBITDA increased by 19% over comparable 2018 results. This increase was primarily driven by increased volume on our Permian Basin systems, which includes start-up of the Sunrise II and Cactus II pipeline systems in the fourth quarter of 2018 and third quarter of 2019, respectively. These favorable results were partially offset by our sale of an interest in the BridgeTex pipeline at the end of the third quarter of 2018.

Third-quarter 2019 Facilities Segment Adjusted EBITDA was in line with comparable 2018 results.

Third-quarter 2019 Supply and Logistics Segment Adjusted EBITDA increased versus comparable 2018 results primarily due to favorable crude oil differentials in the Permian Basin partially offset by lower NGL margins.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

2019 Full-Year Guidance

The table below presents our full-year 2019 financial and operating guidance:

Financial and Operating Guidance (unaudited)

(in millions, except volumes, per unit and per barrel data)

Twelve Months Ended December 31,
2017	2018	2019 (G)
+ / -
Segment Adjusted EBITDA
Transportation	$1,287	$1,508	$1,715
Facilities	734	711	685
Fee-Based	$2,021	$2,219	$2,400
Supply and Logistics	60	462	670
Adjusted other income/(expense), net	1	3	5
Adjusted EBITDA (1)	$2,082	$2,684	$3,075
Interest expense, net of certain non-cash items (2)	(483)	(419)	(405)
Maintenance capital	(247)	(252)	(265)
Current income tax expense	(28)	(66)	(90)
Other	(12)	1	(45)
Implied DCF (1)	$1,312	$1,948	$2,270
Preferred unit distributions paid (3)	(5)	(161)	(200)
Implied DCF Available to Common Unitholders	$1,307	$1,787	$2,070

Implied DCF per Common Unit (1)	$1.82	$2.46	$2.85
Implied DCF per Common Unit and Common Equivalent Unit (1)	$1.67	$2.38	$2.78

Distributions per Common Unit (4)	$1.95	$1.20	$1.38
Common Unit Distribution Coverage Ratio	0.94	x	2.05	x	2.06	x

Diluted Adjusted Net Income per Common Unit (1)	$1.10	$1.88	$2.35

Operating Data
Transportation
Average daily volumes (MBbls/d)	5,186	5,889	6,875
Segment Adjusted EBITDA per barrel	$0.68	$0.70	$0.68

Facilities
Average capacity (MMBbls/Mo)	130	124	125
Segment Adjusted EBITDA per barrel	$0.47	$0.48	$0.46

Supply and Logistics
Average daily volumes (MBbls/d)	1,219	1,309	1,325
Segment Adjusted EBITDA per barrel	$0.13	$0.97	$1.39

Expansion Capital	$1,135	$1,888	$1,350

Fourth-Quarter Adjusted EBITDA as Percentage of Full Year	30%	35%	23%

(G)	2019 Guidance forecasts are intended to be + / - amounts.

(1)	See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the Non-GAAP Reconciliation tables attached hereto for information regarding non-GAAP financial measures and, for the historical 2017 and 2018 periods, their reconciliation to the most directly comparable measures as reported in accordance with GAAP. We do not provide a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures on a forward-looking basis as it is impractical to forecast certain items that we have defined as “Selected Items Impacting Comparability” without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and financial impact of and the periods in which such items may be recognized. Thus, a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures could result in disclosure that could be imprecise or potentially misleading.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

(2)	Excludes certain non-cash items impacting interest expense such as amortization of debt issuance costs and terminated interest rate swaps.

(3)	Cash distributions paid to our preferred unitholders during the year presented. Distributions on our Series A preferred units were paid-in-kind for all 2017 quarterly distributions and for the February 2018 quarterly distribution. Distributions on our Series A preferred units have been paid in cash since the May 2018 quarterly distribution. Distributions on our Series B preferred units are payable semi-annually in arrears on May 15 and November 15. A pro-rated initial distribution on the Series B preferred units was paid on November 15, 2017.

(4)	Cash distributions per common unit paid during 2017 and 2018. 2019 (G) reflects the cash distribution per common unit paid in February and the increased annualized distribution rate of $1.44 per common unit for the remainder of the year.

Plains GP Holdings

PAGP owns an indirect non-economic controlling interest in PAA’s general partner and an indirect limited partner interest in PAA. As the control entity of PAA, PAGP consolidates PAA’s results into its financial statements, which is reflected in the condensed consolidating balance sheet and income statement tables included at the end of this release. Information regarding PAGP’s distributions is reflected below:

	Q3 2019	Q2 2019	Q3 2018
Distribution per Class A share declared for the period	$0.36	$0.36	$0.30
Q3 2019 distribution percentage change from prior periods		—%	20%

Conference Call

PAA and PAGP will hold a joint conference call at 4:00 p.m. CT on Tuesday, November 5, 2019 to discuss the following items:

1.	PAA’s third-quarter 2019 performance;

2.	Financial and operating guidance;

3.	Capitalization and liquidity; and

4.	PAA’s and PAGP’s outlook for the future.

Conference Call Webcast Instructions

To access the internet webcast, please go to https://event.webcasts.com/starthere.jsp?ei=1264489&tp_key=5224d72ff3.

Alternatively, the webcast can be accessed on our website (www.plainsallamerican.com) under Investor Relations (Navigate to: Investor Relations / either “PAA” or “PAGP” / News & Events / Quarterly Earnings). Following the live webcast, an audio replay in MP3 format will be available on our website within two hours after the end of the call and will be accessible for a period of 365 days. A transcript will also be available after the call at the above referenced website.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

Non-GAAP Financial Measures and Selected Items Impacting Comparability

To supplement our financial information presented in accordance with GAAP, management uses additional measures known as “non-GAAP financial measures” in its evaluation of past performance and prospects for the future. The primary additional measures used by management are earnings before interest, taxes, depreciation and amortization (including our proportionate share of depreciation and amortization of, and gains and losses on significant asset sales by, unconsolidated entities), gains and losses on asset sales and asset impairments and gains on investments in unconsolidated entities, adjusted for certain selected items impacting comparability (“Adjusted EBITDA”) and implied distributable cash flow (“DCF”).

Management believes that the presentation of such additional financial measures provides useful information to investors regarding our performance and results of operations because these measures, when used to supplement related GAAP financial measures, (i) provide additional information about our core operating performance and ability to fund distributions to our unitholders through cash generated by our operations and (ii) provide investors with the same financial analytical framework upon which management bases financial, operational, compensation and planning/budgeting decisions. We also present these and additional non-GAAP financial measures, including adjusted net income attributable to PAA and basic and diluted adjusted net income per common unit, as they are measures that investors, rating agencies and debt holders have indicated are useful in assessing us and our results of operations. These non-GAAP measures may exclude, for example, (i) charges for obligations that are expected to be settled with the issuance of equity instruments, (ii) gains or losses on derivative instruments that are related to underlying activities in another period (or the reversal of such adjustments from a prior period), the mark-to-market related to our Preferred Distribution Rate Reset Option, gains and losses on derivatives that are related to investing activities (such as the purchase of linefill) and inventory valuation adjustments, as applicable, (iii) long-term inventory costing adjustments, (iv) items that are not indicative of our core operating results and business outlook and/or (v) other items that we believe should be excluded in understanding our core operating performance. These measures may further be adjusted to include amounts related to deficiencies associated with minimum volume commitments whereby we have billed the counterparties for their deficiency obligation and such amounts are recognized as deferred revenue in “Other current liabilities” on our Condensed Consolidated Financial Statements. Such amounts are presented net of applicable amounts subsequently recognized into revenue. Furthermore, the calculation of these measures contemplates tax effects as a separate reconciling item, where applicable. We have defined all such items as “selected items impacting comparability.” Due to the nature of the selected items, certain selected items impacting comparability may impact certain non-GAAP financial measures, referred to as adjusted results, but not impact other non-GAAP financial measures. We do not necessarily consider all of our selected items impacting comparability to be non-recurring, infrequent or unusual, but we believe that an understanding of these selected items impacting comparability is material to the evaluation of our operating results and prospects.

Although we present selected items impacting comparability that management considers in evaluating our performance, you should also be aware that the items presented do not represent all items that affect comparability between the periods presented. Variations in our operating results are also caused by changes in volumes, prices, exchange rates, mechanical interruptions, acquisitions, divestitures, expansion projects and numerous other factors. These types of variations may not be separately identified in this release, but will be discussed, as applicable, in management’s discussion and analysis of operating results in our Quarterly Report on Form 10-Q.

Our definition and calculation of certain non-GAAP financial measures may not be comparable to similarly-titled measures of other companies. Adjusted EBITDA, Implied DCF and other non-GAAP financial performance measures are reconciled to Net Income (the most directly comparable measure as reported in accordance with GAAP) for the historical periods presented in the tables attached to this release, and should be viewed in addition to, and not in lieu of, our Condensed Consolidated Financial Statements and notes thereto. In addition, we encourage you to visit our website at www.plainsallamerican.com (in particular the section under “Financial Information” entitled “Non-GAAP Reconciliations” within the Investor Relations tab), which presents a reconciliation of our commonly used non-GAAP and supplemental financial measures.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

Forward-Looking Statements

Except for the historical information contained herein, the matters discussed in this release consist of forward-looking statements that involve certain risks and uncertainties that could cause actual results or outcomes to differ materially from results or outcomes anticipated in the forward-looking statements. These risks and uncertainties include, among other things, declines in the actual or expected volume of crude oil and NGL shipped, processed, purchased, stored, fractionated and/or gathered at or through the use of our assets, whether due to declines in production from existing oil and gas reserves, reduced demand, failure to develop or slowdown in the development of additional oil and gas reserves, whether from reduced cash flow to fund drilling or the inability to access capital, or other factors; the effects of competition, including the effects of capacity overbuild in areas where we operate; market distortions caused by over-commitments to infrastructure projects, which impacts volumes, margins, returns and overall earnings; unanticipated changes in crude oil and NGL market structure, grade differentials and volatility (or lack thereof); environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves; fluctuations in refinery capacity in areas supplied by our mainlines and other factors affecting demand for various grades of crude oil, NGL and natural gas and resulting changes in pricing conditions or transportation throughput requirements; maintenance of our credit rating and ability to receive open credit from our suppliers and trade counterparties; the occurrence of a natural disaster, catastrophe, terrorist attack (including eco-terrorist attacks) or other event, including cyber or other attacks on our electronic and computer systems; failure to implement or capitalize, or delays in implementing or capitalizing, on expansion projects, whether due to permitting delays, permitting withdrawals or other factors; shortages or cost increases of supplies, materials or labor; the impact of current and future laws, rulings, governmental regulations, accounting standards and statements, and related interpretations; tightened capital markets or other factors that increase our cost of capital or limit our ability to obtain debt or equity financing on satisfactory terms to fund additional acquisitions, expansion projects, working capital requirements and the repayment or refinancing of indebtedness; the availability of, and our ability to consummate, acquisition or combination opportunities; the successful integration and future performance of acquired assets or businesses and the risks associated with operating in lines of business that are distinct and separate from our historical operations; the currency exchange rate of the Canadian dollar; continued creditworthiness of, and performance by, our counterparties, including financial institutions and trading companies with which we do business; inability to recognize current revenue attributable to deficiency payments received from customers who fail to ship or move more than minimum contracted volumes until the related credits expire or are used; non-utilization of our assets and facilities; increased costs, or lack of availability, of insurance; weather interference with business operations or project construction, including the impact of extreme weather events or conditions; the effectiveness of our risk management activities; fluctuations in the debt and equity markets, including the price of our units at the time of vesting under our long-term incentive plans; risks related to the development and operation of our assets, including our ability to satisfy our contractual obligations to our customers; general economic, market or business conditions and the amplification of other risks caused by volatile financial markets, capital constraints and pervasive liquidity concerns; and other factors and uncertainties inherent in the transportation, storage, terminalling and marketing of crude oil, as well as in the storage of natural gas and the processing, transportation, fractionation, storage and marketing of NGL as discussed in the Partnerships’ filings with the Securities and Exchange Commission.

Plains All American Pipeline, L.P. is a publicly traded master limited partnership that owns and operates midstream energy infrastructure and provides logistics services for crude oil, NGLs and natural gas. PAA owns an extensive network of pipeline transportation, terminalling, storage and gathering assets in key crude oil and NGL producing basins and transportation corridors and at major market hubs in the United States and Canada. On average, PAA handles more than 6 million barrels per day of crude oil and NGL in its Transportation segment. PAA is headquartered in Houston, Texas. More information is available at www.plainsallamerican.com.

Plains GP Holdings is a publicly traded entity that owns an indirect, non-economic controlling general partner interest in PAA and an indirect limited partner interest in PAA, one of the largest energy infrastructure and logistics companies in North America. PAGP is headquartered in Houston, Texas. More information is available at www.plainsallamerican.com.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
REVENUES	$7,886	$8,792	$24,515	$25,269

COSTS AND EXPENSES
Purchases and related costs	6,855	7,768	21,218	22,838
Field operating costs	316	326	983	931
General and administrative expenses	74	74	225	232
Depreciation and amortization (1)	156	129	439	385
(Gains)/losses on asset sales and asset impairments, net (1)	(7)	2	(7)	(79)
Total costs and expenses	7,394	8,299	22,858	24,307

OPERATING INCOME	492	493	1,657	962

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	102	110	274	281
Gain on investment in unconsolidated entities	4	210	271	210
Interest expense, net	(108)	(110)	(311)	(327)
Other income/(expense), net	5	(3)	23	8

INCOME BEFORE TAX	495	700	1,914	1,134
Current income tax expense	(19)	(14)	(72)	(34)
Deferred income tax (expense)/benefit	(22)	24	30	(1)

NET INCOME	454	710	1,872	1,099
Net income attributable to noncontrolling interests	(5)	—	(7)	—
NET INCOME ATTRIBUTABLE TO PAA	$449	$710	$1,865	$1,099

NET INCOME PER COMMON UNIT:
Net income allocated to common unitholders — Basic	$399	$658	$1,710	$946
Basic weighted average common units outstanding	728	726	727	726
Basic net income per common unit	$0.55	$0.91	$2.35	$1.30

Net income allocated to common unitholders — Diluted	$436	$697	$1,826	$947
Diluted weighted average common units outstanding	800	799	800	728
Diluted net income per common unit	$0.55	$0.87	$2.28	$1.30

(1)	Effective for the fourth quarter of 2018, we reclassified amounts related to gains and losses on asset sales and asset impairments from “Depreciation and amortization” to “(Gains)/losses on asset sales and asset impairments, net” on our Condensed Consolidated Statements of Operations.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

NON-GAAP ADJUSTED RESULTS

(in millions, except per unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Adjusted net income attributable to PAA	$430	$363	$1,546	$916

Diluted adjusted net income per common unit	$0.52	$0.43	$1.88	$1.05

Adjusted EBITDA	$731	$636	$2,377	$1,735

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED BALANCE SHEET DATA

(in millions)

	September 30, 2019	December 31, 2018
ASSETS
Current assets	$4,676	$3,533
Property and equipment, net	15,257	14,787
Goodwill	2,532	2,521
Investments in unconsolidated entities	3,485	2,702
Linefill and base gas	930	916
Long-term operating lease right-of-use assets, net	443	—
Long-term inventory	159	136
Other long-term assets, net	895	916
Total assets	$28,377	$25,511

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$4,872	$3,456
Senior notes, net	8,937	8,941
Other long-term debt, net	236	202
Long-term operating lease liabilities	348	—
Other long-term liabilities and deferred credits	873	910
Total liabilities	15,266	13,509

Partners’ capital excluding noncontrolling interests	12,978	12,002
Noncontrolling interests	133	—
Total partners’ capital	13,111	12,002
Total liabilities and partners’ capital	$28,377	$25,511

DEBT CAPITALIZATION RATIOS

(in millions)

	September 30, 2019	December 31, 2018
Short-term debt	$1,084	$66
Long-term debt	9,173	9,143
Total debt	$10,257	$9,209

Long-term debt	$9,173	$9,143
Partners’ capital	13,111	12,002
Total book capitalization	$22,284	$21,145
Total book capitalization, including short-term debt	$23,368	$21,211

Long-term debt-to-total book capitalization	41%	43%
Total debt-to-total book capitalization, including short-term debt	44%	43%

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED NET INCOME PER COMMON UNIT (1)

(in millions, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Basic Net Income per Common Unit
Net income attributable to PAA	$449	$710	$1,865	$1,099
Distributions to Series A preferred unitholders	(37)	(37)	(112)	(112)
Distributions to Series B preferred unitholders	(12)	(12)	(37)	(37)
Other	(1)	(3)	(6)	(4)
Net income allocated to common unitholders	$399	$658	$1,710	$946

Basic weighted average common units outstanding	728	726	727	726

Basic net income per common unit	$0.55	$0.91	$2.35	$1.30

Diluted Net Income per Common Unit
Net income attributable to PAA	$449	$710	$1,865	$1,099
Distributions to Series A preferred unitholders	—	—	—	(112)
Distributions to Series B preferred unitholders	(12)	(12)	(37)	(37)
Other	(1)	(1)	(2)	(3)
Net income allocated to common unitholders	$436	$697	$1,826	$947

Basic weighted average common units outstanding	728	726	727	726
Effect of dilutive securities:
Series A preferred units (2)	71	71	71	—
Equity-indexed compensation plan awards (3)	1	2	2	2
Diluted weighted average common units outstanding	800	799	800	728

Diluted net income per common unit	$0.55	$0.87	$2.28	$1.30

(1)	We calculate net income allocated to common unitholders based on the distributions pertaining to the current period’s net income (whether paid in cash or in-kind). After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to common unitholders and participating securities in accordance with the contractual terms of our partnership agreement in effect for the period and as further prescribed under the two-class method.

(2)	The possible conversion of our Series A preferred units was excluded from the calculation of diluted net income per common unit for the nine months ended September 30, 2018 as the effect was antidilutive.

(3)	Our equity-indexed compensation plan awards that contemplate the issuance of common units are considered dilutive unless (i) they become vested only upon the satisfaction of a performance condition and (ii) that performance condition has yet to be satisfied. Equity-indexed compensation plan awards that are deemed to be dilutive are reduced by a hypothetical common unit repurchase based on the remaining unamortized fair value, as prescribed by the treasury stock method in guidance issued by the FASB.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED ITEMS IMPACTING COMPARABILITY

(in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Selected Items Impacting Comparability: (1)
Gains/(losses) from derivative activities, net of inventory valuation adjustments (2)	$30	$108	$76	$(104)
Long-term inventory costing adjustments (3)	1	10	(3)	18
Deficiencies under minimum volume commitments, net (4)	4	4	10	(9)
Equity-indexed compensation expense (5)	(5)	(14)	(13)	(37)
Net gain/(loss) on foreign currency revaluation (6)	5	2	(6)	(2)
Line 901 incident (7)	—	—	(10)	—
Selected items impacting comparability - Adjusted EBITDA	$35	$110	$54	$(134)
Gains/(losses) from derivative activities (2)	—	—	(1)	3
Gain on investment in unconsolidated entities	4	210	271	210
Gains/(losses) on asset sales and asset impairments, net	7	(2)	7	79
Tax effect on selected items impacting comparability	(27)	29	(12)	25
Selected items impacting comparability - Adjusted net income attributable to PAA	$19	$347	$319	$183

(1)	Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(2)	We use derivative instruments for risk management purposes and our related processes include specific identification of hedging instruments to an underlying hedged transaction. Although we identify an underlying transaction for each derivative instrument we enter into, there may not be an accounting hedge relationship between the instrument and the underlying transaction. In the course of evaluating our results of operations, we identify the earnings that were recognized during the period related to derivative instruments for which the identified underlying transaction does not occur in the current period and exclude the related gains and losses in determining adjusted results. In addition, we exclude gains and losses on derivatives that are related to investing activities, such as the purchase of linefill. We also exclude the impact of corresponding inventory valuation adjustments, as applicable, as well as the mark-to-market adjustment related to our Preferred Distribution Rate Reset Option.

(3)	We carry crude oil and NGL inventory comprised of minimum working inventory requirements in third-party assets and other working inventory that is needed for our commercial operations. We consider this inventory necessary to conduct our operations and we intend to carry this inventory for the foreseeable future. Therefore, we classify this inventory as long-term on our balance sheet and do not hedge the inventory with derivative instruments (similar to linefill in our own assets). We treat the impact of changes in the average cost of the long-term inventory (that result from fluctuations in market prices) and writedowns of such inventory that result from price declines as a selected item impacting comparability.

(4)	We have certain agreements that require counterparties to deliver, transport or throughput a minimum volume over an agreed upon period. Substantially all of such agreements were entered into with counterparties to economically support the return on our capital expenditure necessary to construct the related asset. Some of these agreements include make-up rights if the minimum volume is not met. We record a receivable from the counterparty in the period that services are provided or when the transaction occurs, including amounts for deficiency obligations from counterparties associated with minimum volume commitments. If a counterparty has a make-up right associated with a deficiency, we defer the revenue attributable to the counterparty’s make-up right and subsequently recognize the revenue at the earlier of when the deficiency volume is delivered or shipped, when the make-up right expires or when it is determined that the counterparty’s ability to utilize the make-up right is remote. We include the impact of amounts billed to counterparties for their deficiency obligation, net of applicable amounts subsequently recognized into revenue, as a selected item impacting comparability. We believe the inclusion of the contractually committed revenues associated with that period is meaningful to investors as the related asset has been constructed, is standing ready to provide the committed service and the fixed operating costs are included in the current period results.

(5)	Our total equity-indexed compensation expense includes expense associated with awards that will or may be settled in units and awards that will or may be settled in cash. The awards that will or may be settled in units are included in our diluted net income per unit calculation when the applicable performance criteria have been met. We consider the compensation expense associated with these awards as a selected item impacting comparability as the dilutive impact of the outstanding awards is included in our diluted net income per unit calculation and the majority of the awards are expected to be settled in units. The portion of compensation expense associated with awards that are certain to be settled in cash is not considered a selected item impacting comparability.

(6)	During the periods presented, there were fluctuations in the value of the Canadian dollar to the U.S. dollar, resulting in gains and losses that were not related to our core operating results for the period and were thus classified as a selected item impacting comparability.

(7)	Includes costs recognized during the period related to the Line 901 incident that occurred in May 2015, net of amounts we believe are probable of recovery from insurance.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED ADJUSTED NET INCOME PER COMMON UNIT (1)

(in millions, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Basic Adjusted Net Income per Common Unit
Net income attributable to PAA	$449	$710	$1,865	$1,099
Selected items impacting comparability - Adjusted net income attributable to PAA (2)	(19)	(347)	(319)	(183)
Adjusted net income attributable to PAA	$430	$363	$1,546	$916
Distributions to Series A preferred unitholders	(37)	(37)	(112)	(112)
Distributions to Series B preferred unitholders	(12)	(12)	(37)	(37)
Other	(1)	(1)	(4)	(4)
Adjusted net income allocated to common unitholders	$380	$313	$1,393	$763

Basic weighted average common units outstanding	728	726	727	726

Basic adjusted net income per common unit	$0.52	$0.43	$1.92	$1.05

Diluted Adjusted Net Income per Common Unit
Net income attributable to PAA	$449	$710	$1,865	$1,099
Selected items impacting comparability - Adjusted net income attributable to PAA (2)	(19)	(347)	(319)	(183)
Adjusted net income attributable to PAA	$430	$363	$1,546	$916
Distributions to Series A preferred unitholders	(37)	(37)	—	(112)
Distributions to Series B preferred unitholders	(12)	(12)	(37)	(37)
Other	(1)	(1)	(2)	(3)
Adjusted net income allocated to common unitholders	$380	$313	$1,507	$764

Basic weighted average common units outstanding	728	726	727	726
Effect of dilutive securities:
Series A preferred units (3)	—	—	71	—
Equity-indexed compensation plan awards (4)	1	2	2	2
Diluted weighted average common units outstanding	729	728	800	728

Diluted adjusted net income per common unit	$0.52	$0.43	$1.88	$1.05

(1)	We calculate adjusted net income allocated to common unitholders based on the distributions pertaining to the current period’s net income (whether paid in cash or in-kind). After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to the common unitholders and participating securities in accordance with the contractual terms of our partnership agreement in effect for the period and as further prescribed under the two-class method.

(2)	Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(3)	The possible conversion of our Series A preferred units was excluded from the calculation of diluted adjusted net income per common unit for the three months ended September 30, 2019 and the three and nine months ended September 30, 2018 as the effect was antidilutive.

(4)	Our equity-indexed compensation plan awards that contemplate the issuance of common units are considered dilutive unless (i) they become vested only upon the satisfaction of a performance condition and (ii) that performance condition has yet to be satisfied. Equity-indexed compensation plan awards that are deemed to be dilutive are reduced by a hypothetical common unit repurchase based on the remaining unamortized fair value, as prescribed by the treasury stock method in guidance issued by the FASB.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

NON-GAAP RECONCILIATIONS

Net Income Per Common Unit to Adjusted Net Income Per Common Unit Reconciliations:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Basic net income per common unit	$0.55	$0.91	$2.35	$1.30
Selected items impacting comparability per common unit (1)	(0.03)	(0.48)	(0.43)	(0.25)
Basic adjusted net income per common unit	$0.52	$0.43	$1.92	$1.05

Diluted net income per common unit	$0.55	$0.87	$2.28	$1.30
Selected items impacting comparability per common unit (1)	(0.03)	(0.44)	(0.40)	(0.25)
Diluted adjusted net income per common unit	$0.52	$0.43	$1.88	$1.05

(1)	See the “Selected Items Impacting Comparability” and the “Computation of Basic and Diluted Adjusted Net Income Per Common Unit” tables for additional information.

	Twelve Months Ended
	December 31,
	2018	2017
Diluted net income per common unit	$2.71	$0.95
Selected items impacting comparability per common unit	(0.83)	0.15
Diluted adjusted net income per common unit	$1.88	$1.10

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

NON-GAAP RECONCILIATIONS (continued)

(in millions, except per unit and ratio data)

Three Months Ended	Nine Months Ended
September 30,	September 30,
2019	2018	2019	2018
Net Income to Adjusted EBITDA and Implied DCF Reconciliation
Net Income	$454	$710	$1,872	$1,099
Interest expense, net	108	110	311	327
Income tax expense/(benefit)	41	(10)	42	35
Depreciation and amortization	156	129	439	385
(Gains)/losses on asset sales and asset impairments, net	(7)	2	(7)	(79)
Gain on investment in unconsolidated entities	(4)	(210)	(271)	(210)
Depreciation and amortization of unconsolidated entities (1)	18	15	45	44
Selected items impacting comparability - Adjusted EBITDA (2)	(35)	(110)	(54)	134
Adjusted EBITDA	$731	$636	$2,377	$1,735
Interest expense, net of certain non-cash items (3)	(104)	(106)	(298)	(318)
Maintenance capital	(85)	(78)	(204)	(186)
Current income tax expense	(19)	(14)	(72)	(34)
Adjusted equity earnings in unconsolidated entities, net of distributions (4)	(13)	(5)	(12)	9
Distributions to noncontrolling interests (5)	(4)	—	(4)	—
Implied DCF	$506	$433	$1,787	$1,206
Preferred unit distributions paid (6)	(37)	(37)	(137)	(99)
Implied DCF Available to Common Unitholders	$469	$396	$1,650	$1,107

Weighted Average Common Units Outstanding	728	726	727	726
Weighted Average Common Units and Common Equivalent Units	799	797	798	797

Implied DCF per Common Unit (7)	$0.64	$0.55	$2.27	$1.52
Implied DCF per Common Unit and Common Equivalent Unit (8)	$0.63	$0.54	$2.21	$1.48

Cash Distribution Paid per Common Unit	$0.36	$0.30	$1.02	$0.90
Common Unit Cash Distributions (5)	$262	$218	$741	$653
Common Unit Distribution Coverage Ratio	1.79	x	1.82	x	2.23	x	1.70	x

Implied DCF Excess / (Shortage)	$207	$178	$909	$454

(1)	Adjustment to add back our proportionate share of depreciation and amortization expense of, and gains and losses on significant asset sales by, unconsolidated entities.

(2)	Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(3)	Excludes certain non-cash items impacting interest expense such as amortization of debt issuance costs and terminated interest rate swaps.

(4)	Comprised of cash distributions received from unconsolidated entities less equity earnings in unconsolidated entities (adjusted for our proportionate share of depreciation and amortization and gains and losses on significant asset sales).

(5)	Cash distributions paid during the period presented.

(6)	Cash distributions paid to our preferred unitholders during the period presented. The current $0.5250 quarterly ($2.10 annualized) per unit distribution requirement of our Series A preferred units was paid-in-kind for each quarterly distribution from their issuance through February 2018. Distributions on our Series A preferred units have been paid in cash since the May 2018 quarterly distribution. The current $61.25 per unit annual distribution requirement of our Series B preferred units is payable semi-annually in arrears on May 15 and November 15.

(7)	Implied DCF Available to Common Unitholders for the period divided by the weighted average common units outstanding for the period.

(8)	Implied DCF Available to Common Unitholders for the period, adjusted for Series A preferred unit cash distributions paid (if any), divided by the weighted average common units and common equivalent units outstanding for the periods. Our Series A preferred units are convertible into common units, generally on a one-for-one basis and subject to customary anti-dilution adjustments, in whole or in part, subject to certain minimum conversion amounts.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

NON-GAAP RECONCILIATIONS (continued)

(in millions, except per unit and ratio data)

Twelve Months Ended
December 31,
2018	2017
Net Income to Adjusted EBITDA and Implied DCF Reconciliation
Net Income	$2,216	$858
Interest expense, net	431	510
Income tax expense	198	44
Depreciation and amortization	520	517
(Gains)/losses on asset sales and asset impairments, net	(114)	109
Gain on investment in unconsolidated entities	(200)	—
Depreciation and amortization of unconsolidated entities (1)	56	45
Selected items impacting comparability - Adjusted EBITDA	(423)	(1)
Adjusted EBITDA	$2,684	$2,082
Interest expense, net of certain non-cash items (2)	(419)	(483)
Maintenance capital	(252)	(247)
Current income tax expense	(66)	(28)
Adjusted equity earnings in unconsolidated entities, net of distributions (3)	1	(10)
Distributions to noncontrolling interests (4)	—	(2)
Implied DCF	$1,948	$1,312
Preferred unit distributions paid (5)	(161)	(5)
Implied DCF Available to Common Unitholders	$1,787	$1,307

Weighted Average Common Units Outstanding	726	717
Weighted Average Common Units and Common Equivalent Units	797	784

Implied DCF per Common Unit (6)	$2.46	$1.82
Implied DCF per Common Unit and Common Equivalent Unit (7)	$2.38	$1.67

Cash Distribution Paid per Common Unit	$1.20	$1.95
Common Unit Cash Distributions (4)	$871	$1,386
Common Unit Distribution Coverage Ratio	2.05	x	0.94	x

Implied DCF Excess / (Shortage)	$916	$(79)

(1)	Adjustment to add back our proportionate share of depreciation and amortization expense of, and gains and losses on significant asset sales by, unconsolidated entities.

(2)	Excludes certain non-cash items impacting interest expense such as amortization of debt issuance costs and terminated interest rate swaps.

(3)	Comprised of cash distributions received from unconsolidated entities less equity earnings in unconsolidated entities (adjusted for our proportionate share of depreciation and amortization and gains and losses on significant asset sales).

(4)	Cash distributions paid during the period presented.

(5)	Cash distributions paid to our preferred unitholders during the period presented. The $0.5250 quarterly ($2.10 annualized) per unit distribution requirement of our Series A preferred units was paid-in-kind for each quarterly distribution through February 2018. Distributions on our Series A preferred units have been paid in cash since the May 2018 quarterly distribution. The $61.25 per unit annual distribution requirement of our Series B preferred units is payable semi-annually in arrears on May 15 and November 15. A pro-rated initial distribution on the Series B preferred units was paid on November 15, 2017.

(6)	Implied DCF Available to Common Unitholders for the period divided by the weighted average common units outstanding for the period.

(7)	Implied DCF Available to Common Unitholders for the period, adjusted for Series A preferred unit cash distributions paid (if any), divided by the weighted average common units and common equivalent units outstanding for the period. Our Series A preferred units are convertible into common units, generally on a one-for-one basis and subject to customary anti-dilution adjustments, in whole or in part, subject to certain minimum conversion amounts.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

NON-GAAP RECONCILIATIONS (continued)

Net Income Per Common Unit to Implied DCF Per Common Unit and Common Equivalent Unit Reconciliations:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Basic net income per common unit	$0.55	$0.91	$2.35	$1.30
Reconciling items per common unit (1) (2)	0.09	(0.36)	(0.08)	0.22
Implied DCF per common unit	$0.64	$0.55	$2.27	$1.52

Basic net income per common unit	$0.55	$0.91	$2.35	$1.30
Reconciling items per common unit and common equivalent unit (1) (3)	0.08	(0.37)	(0.14)	0.18
Implied DCF per common unit and common equivalent unit	$0.63	$0.54	$2.21	$1.48

	Twelve Months Ended
	December 31,
	2018	2017
Basic net income per common unit	$2.77	$0.96
Reconciling items per common unit (1) (4)	(0.31)	0.86
Implied DCF per common unit	$2.46	$1.82

Basic net income per common unit	$2.77	$0.96
Reconciling items per common unit and common equivalent unit (1) (5)	(0.39)	0.71
Implied DCF per common unit and common equivalent unit	$2.38	$1.67

(1)	Represents adjustments to Net Income to calculate Implied DCF Available to Common Unitholders. See the “Net Income to Adjusted EBITDA and Implied DCF Reconciliation” table for additional information.

(2)	Based on weighted average common units outstanding for the period of 728 million, 726 million, 727 million and 726 million, respectively.

(3)	Based on weighted average common units outstanding for the period, as well as weighted average Series A preferred units outstanding of 71 million for each of the periods presented.

(4)	Based on weighted average common units outstanding for the period of 726 million and 717 million, respectively.

(5)	Based on weighted average common units outstanding for the period, as well as weighted average Series A preferred units outstanding for the period of approximately 71 million and 67 million, respectively.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED FINANCIAL DATA BY SEGMENT

(in millions)

	Three Months Ended September 30, 2019			Three Months Ended September 30, 2018
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Revenues (1)	$597	$291	$7,542	$498	$289	$8,483
Purchases and related costs (1)	(55)	(3)	(7,337)	(49)	(3)	(8,191)
Field operating costs (1) (2)	(172)	(92)	(56)	(164)	(95)	(70)
Segment general and administrative expenses (2) (3)	(26)	(21)	(27)	(28)	(18)	(28)
Equity earnings in unconsolidated entities	102	—	—	110	—	—

Adjustments: (4)
Depreciation and amortization of unconsolidated entities	18	—	—	15	—	—
Gains from derivative activities, net of inventory valuation adjustments	(1)	(3)	(25)	—	—	(110)
Long-term inventory costing adjustments	—	—	(1)	—	—	(10)
Deficiencies under minimum volume commitments, net	(4)	—	—	(1)	(3)	—
Equity-indexed compensation expense	3	1	1	7	3	4
Net gain on foreign currency revaluation	—	—	(5)	—	—	(3)
Segment Adjusted EBITDA	$462	$173	$92	$388	$173	$75

Maintenance capital	$42	$28	$15	$41	$33	$4

(1)	Includes intersegment amounts.

(2)	Field operating costs and Segment general and administrative expenses include equity-indexed compensation expense.

(3)	Segment general and administrative expenses reflect direct costs attributable to each segment and an allocation of other expenses to the segments. The proportional allocations by segment require judgment by management and are based on the business activities that exist during each period.

(4)	Represents adjustments utilized by our Chief Operating Decision Maker (“CODM”) in the evaluation of segment results. Many of these adjustments are also considered selected items impacting comparability when calculating consolidated non-GAAP financial measures such as Adjusted EBITDA. See the “Selected Items Impacting Comparability” table for additional discussion.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED FINANCIAL DATA BY SEGMENT

(in millions)

	Nine Months Ended September 30, 2019			Nine Months Ended September 30, 2018
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Revenues (1)	$1,712	$880	$23,480	$1,427	$866	$24,376
Purchases and related costs (1)	(155)	(10)	(22,599)	(141)	(12)	(24,076)
Field operating costs (1) (2)	(532)	(267)	(195)	(469)	(271)	(200)
Segment general and administrative expenses (2) (3)	(80)	(62)	(83)	(86)	(59)	(87)
Equity earnings in unconsolidated entities	274	—	—	281	—	—

Adjustments: (4)
Depreciation and amortization of unconsolidated entities	45	—	—	44	—	—
(Gains)/losses from derivative activities, net of inventory valuation adjustments	1	(15)	(46)	(1)	(2)	110
Long-term inventory costing adjustments	—	—	3	—	—	(18)
Deficiencies under minimum volume commitments, net	(10)	—	—	8	1	—
Equity-indexed compensation expense	6	3	4	20	7	10
Net loss on foreign currency revaluation	—	—	7	—	—	5
Line 901 incident	10	—	—	—	—	—
Segment Adjusted EBITDA	$1,271	$529	$571	$1,083	$530	$120

Maintenance capital	$110	$74	$20	$102	$74	$10

(1)	Includes intersegment amounts.

(2)	Field operating costs and Segment general and administrative expenses include equity-indexed compensation expense.

(3)	Segment general and administrative expenses reflect direct costs attributable to each segment and an allocation of other expenses to the segments. The proportional allocations by segment require judgment by management and are based on the business activities that exist during each period.

(4)	Represents adjustments utilized by our CODM in the evaluation of segment results. Many of these adjustments are also considered selected items impacting comparability when calculating consolidated non-GAAP financial measures such as Adjusted EBITDA. See the “Selected Items Impacting Comparability” table for additional discussion.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

OPERATING DATA BY SEGMENT (1)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Transportation segment (average daily volumes in thousands of barrels per day):
Tariff activities volumes
Crude oil pipelines (by region):
Permian Basin (2)	4,852	3,880	4,568	3,621
South Texas / Eagle Ford (2)	429	451	445	436
Central (2)	538	480	524	456
Gulf Coast	176	171	160	182
Rocky Mountain (2)	284	258	300	261
Western	212	184	196	180
Canada	316	322	319	312
Crude oil pipelines	6,807	5,746	6,512	5,448
NGL pipelines	193	174	195	173
Tariff activities total volumes	7,000	5,920	6,707	5,621
Trucking volumes	81	95	86	95
Transportation segment total volumes	7,081	6,015	6,793	5,716

Facilities segment (average monthly volumes):
Liquids storage (average monthly capacity in millions of barrels)	110	109	109	109
Natural gas storage (average monthly working capacity in billions of cubic feet)	63	65	63	66
NGL fractionation (average volumes in thousands of barrels per day)	140	115	145	128
Facilities segment total volumes (average monthly volumes in millions of barrels) (3)	125	123	124	124

Supply and Logistics segment (average daily volumes in thousands of barrels per day):
Crude oil lease gathering purchases	1,146	1,042	1,126	1,034
NGL sales	124	195	202	243
Supply and Logistics segment total volumes	1,270	1,237	1,328	1,277

(1)	Average volumes are calculated as the total volumes (attributable to our interest) for the period divided by the number of days or months in the period.

(2)	Region includes volumes (attributable to our interest) from pipelines owned by unconsolidated entities.

(3)	Facilities segment total volumes is calculated as the sum of: (i) liquids storage capacity; (ii) natural gas storage working capacity divided by 6 to account for the 6:1 mcf of natural gas to crude Btu equivalent ratio and further divided by 1,000 to convert to monthly volumes in millions; and (iii) NGL fractionation volumes multiplied by the number of days in the period and divided by the number of months in the period.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

NON-GAAP SEGMENT RECONCILIATIONS

(in millions)

Fee-based Segment Adjusted EBITDA to Adjusted EBITDA Reconciliations:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Transportation Segment Adjusted EBITDA	$462	$388	$1,271	$1,083
Facilities Segment Adjusted EBITDA	173	173	529	530
Fee-based Segment Adjusted EBITDA	$635	$561	$1,800	$1,613
Supply and Logistics Segment Adjusted EBITDA	92	75	571	120
Adjusted other income/(expense), net (1)	4	—	6	2
Adjusted EBITDA (2)	$731	$636	$2,377	$1,735

	Twelve Months Ended
	December 31,
	2018	2017
Transportation Segment Adjusted EBITDA	$1,508	$1,287
Facilities Segment Adjusted EBITDA	711	734
Fee-based Segment Adjusted EBITDA	$2,219	$2,021
Supply and Logistics Segment Adjusted EBITDA	462	60
Adjusted other income/(expense), net (3)	3	1
Adjusted EBITDA (2)	$2,684	$2,082

(1)	Represents “Other income/(expense), net” as reported on our Condensed Consolidated Statements of Operations, adjusted for selected items impacting comparability of $(1) million, $3 million, $(17) million and $(6) million for the three and nine months ended September 30, 2019 and 2018, respectively. See the “Selected Items Impacting Comparability” table for additional information.

(2)	See the “Net Income to Adjusted EBITDA and Implied DCF Reconciliation” table for reconciliation to Net Income.

(3)	Represents “Other income/(expense), net” as reported on our Consolidated Statements of Operations, adjusted for selected items impacting comparability of $10 million and $32 million for the twelve months ended December 31, 2018 and 2017, respectively.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

NON-GAAP SEGMENT RECONCILIATIONS

(in millions)

Reconciliation of Segment Adjusted EBITDA to Segment Adjusted EBITDA further adjusted for impact of divested assets:

	Three Months Ended			Three Months Ended
	September 30, 2019			September 30, 2018
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Segment Adjusted EBITDA	$462	$173	$92	$388	$173	$75
Impact of divested assets (1)	—	—	—	(24)	—	—
Segment Adjusted EBITDA further adjusted for impact of divested assets	$462	$173	$92	$364	$173	$75

	Nine Months Ended			Nine Months Ended
	September 30, 2019			September 30, 2018
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Segment Adjusted EBITDA	$1,271	$529	$571	$1,083	$530	$120
Impact of divested assets (1)	—	—	—	(66)	(2)	—
Segment Adjusted EBITDA further adjusted for impact of divested assets	$1,271	$529	$571	$1,017	$528	$120

(1)	Estimated impact of divestitures completed during 2018, assuming an effective date of January 1, 2018. Divested assets primarily included a 30% interest in BridgeTex Pipeline Company, LLC and certain pipelines in the Rocky Mountain region that were previously reported in our Transportation segment, as well as a natural gas processing facility that was previously reported in our Facilities segment.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three Months Ended			Three Months Ended
	September 30, 2019			September 30, 2018
	PAA	Consolidating Adjustments (1)	PAGP	PAA	Consolidating Adjustments (1)	PAGP
REVENUES	$7,886	$—	$7,886	$8,792	$—	$8,792

COSTS AND EXPENSES
Purchases and related costs	6,855	—	6,855	7,768	—	7,768
Field operating costs	316	—	316	326	—	326
General and administrative expenses	74	1	75	74	1	75
Depreciation and amortization	156	1	157	129	—	129
(Gains)/losses on asset sales and asset impairments, net	(7)	—	(7)	2	—	2
Total costs and expenses	7,394	2	7,396	8,299	1	8,300

OPERATING INCOME	492	(2)	490	493	(1)	492

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	102	—	102	110	—	110
Gain on investment in unconsolidated entities	4	—	4	210	—	210
Interest expense, net	(108)	—	(108)	(110)	—	(110)
Other income/(expense), net	5	—	5	(3)	—	(3)

INCOME BEFORE TAX	495	(2)	493	700	(1)	699
Current income tax expense	(19)	—	(19)	(14)	—	(14)
Deferred income tax (expense)/benefit	(22)	(21)	(43)	24	(33)	(9)

NET INCOME	454	(23)	431	710	(34)	676
Net income attributable to noncontrolling interests	(5)	(356)	(361)	—	(565)	(565)
NET INCOME ATTRIBUTABLE TO PAGP	$449	$(379)	$70	$710	$(599)	$111

BASIC NET INCOME PER CLASS A SHARE			$0.41			$0.70

DILUTED NET INCOME PER CLASS A SHARE			$0.41			$0.70

BASIC WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			168			158

DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			168			158

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Nine Months Ended			Nine Months Ended
	September 30, 2019			September 30, 2018
		Consolidating			Consolidating
	PAA	Adjustments (1)	PAGP	PAA	Adjustments (1)	PAGP
REVENUES	$24,515	$—	$24,515	$25,269	$—	$25,269

COSTS AND EXPENSES
Purchases and related costs	21,218	—	21,218	22,838	—	22,838
Field operating costs	983	—	983	931	—	931
General and administrative expenses	225	4	229	232	3	235
Depreciation and amortization	439	2	441	385	1	386
(Gains)/losses on asset sales and asset impairments, net	(7)	—	(7)	(79)	—	(79)
Total costs and expenses	22,858	6	22,864	24,307	4	24,311

OPERATING INCOME	1,657	(6)	1,651	962	(4)	958

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	274	—	274	281	—	281
Gain on investment in unconsolidated entities	271	—	271	210	—	210
Interest expense, net	(311)	—	(311)	(327)	—	(327)
Other income, net	23	—	23	8	—	8

INCOME BEFORE TAX	1,914	(6)	1,908	1,134	(4)	1,130
Current income tax expense	(72)	—	(72)	(34)	—	(34)
Deferred income tax (expense)/benefit	30	(95)	(65)	(1)	(49)	(50)

NET INCOME	1,872	(101)	1,771	1,099	(53)	1,046
Net income attributable to noncontrolling interests	(7)	(1,481)	(1,488)	—	(892)	(892)
NET INCOME ATTRIBUTABLE TO PAGP	$1,865	$(1,582)	$283	$1,099	$(945)	$154

BASIC NET INCOME PER CLASS A SHARE			$1.73			$0.98

DILUTED NET INCOME PER CLASS A SHARE			$1.72			$0.98

BASIC WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			163			157

DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			165			157

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING BALANCE SHEET DATA

(in millions)

	September 30, 2019			December 31, 2018
		Consolidating			Consolidating
	PAA	Adjustments (1)	PAGP	PAA	Adjustments (1)	PAGP
ASSETS
Current assets	$4,676	$2	$4,678	$3,533	$3	$3,536
Property and equipment, net	15,257	12	15,269	14,787	15	14,802
Goodwill	2,532	—	2,532	2,521	—	2,521
Investments in unconsolidated entities	3,485	—	3,485	2,702	—	2,702
Deferred tax asset	—	1,301	1,301	—	1,304	1,304
Linefill and base gas	930	—	930	916	—	916
Long-term operating lease right-of-use assets, net	443	—	443	—	—	—
Long-term inventory	159	—	159	136	—	136
Other long-term assets, net	895	(2)	893	916	(3)	913
Total assets	$28,377	$1,313	$29,690	$25,511	$1,319	$26,830

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$4,872	$1	$4,873	$3,456	$2	$3,458
Senior notes, net	8,937	—	8,937	8,941	—	8,941
Other long-term debt, net	236	—	236	202	—	202
Long-term operating lease liabilities	348	—	348	—	—	—
Other long-term liabilities and deferred credits	873	—	873	910	—	910
Total liabilities	$15,266	$1	$15,267	$13,509	$2	$13,511

Partners’ capital excluding noncontrolling interests	12,978	(10,823)	2,155	12,002	(10,156)	1,846
Noncontrolling interests	133	12,135	12,268	—	11,473	11,473
Total partners’ capital	13,111	1,312	14,423	12,002	1,317	13,319
Total liabilities and partners’ capital	$28,377	$1,313	$29,690	$25,511	$1,319	$26,830

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED NET INCOME PER CLASS A SHARE

(in millions, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Basic Net Income per Class A Share
Net income attributable to PAGP	$70	$111	$283	$154
Basic weighted average Class A shares outstanding	168	158	163	157

Basic net income per Class A share	$0.41	$0.70	$1.73	$0.98

Diluted Net Income per Class A Share
Net income attributable to PAGP	$70	$111	$283	$154
Incremental net income attributable to PAGP resulting from assumed exchange of AAP Management Units	—	—	1	—
Net income attributable to PAGP including incremental net income from assumed exchange of AAP Management Units	$70	$111	$284	$154

Basic weighted average Class A shares outstanding	168	158	163	157
Dilutive shares resulting from assumed exchange of AAP Management Units	—	—	2	—
Diluted weighted average Class A shares outstanding	168	158	165	157

Diluted net income per Class A share (1)	$0.41	$0.70	$1.72	$0.98

(1)	For the three and nine months ended September 30, 2019 and 2018, the possible exchange of any AAP units would have had an antidilutive effect on basic net income per Class A share. For the three months ended September 30, 2019 and the three and nine months ended September 30, 2018, the possible exchange of AAP Management units would not have had a dilutive effect on basic net income per Class A share. For the nine months ended September 30, 2019, the possible exchange of AAP Management Units would have had a dilutive effect on basic net income per Class A share.

Contacts:

Roy Lamoreaux	Brett Magill
Vice President, Investor Relations & Communications	Director, Investor Relations
(866) 809-1291	(866) 809-1291

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333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291